4/25/2023 14/25/2023 1 TRUTH | INTEGRITY | TRANSPARENCY First Quarter Earnings Exhibit 99.2

2 Safe Harbor and Non-GAAP Measures Forward-looking statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex Holdings, Inc.’s (“Veritex”) quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; the effects of the COVID-19 pandemic and actions taken in response thereto; a continuation of recent turmoil in the banking industry, responsive measures to mitigate and manage it and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2022 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP.

3                Truth in Texas Banking Dallas / Ft. Worth Houston (31) Branches $12.6B Asset size (↑ $455.1 MM1) 1 Compared to December 31, 2022. Veritex Holdings, Inc. First Quarter 2023 Snapshot 2.21% PTPP ROAA1 (↑ 6 bps1) 12.7% 4-year CAGR TBV, including dividends 1Q23 TBV $19.43 (↑ 62%) Total deposits down less than 1% for 1Q23 $5.2B in available liquidity at 4/17/23 for ~150% uninsured deposit coverage 0.35% NPAs to Total Assets (↓ 1 bp from 4Q22/ ↓11 bps from 1Q22)

4 First Quarter Highlights First Quarter 2022 Fourth Quarter 2022 Operating First Quarter 20231First Quarter 2023Financial Highlights ($M) 73.0106.1103.4103.4Net Interest Income 15.114.318.9113.5Non-Interest Revenue 88.1120.4122.3116.9Total Revenue 46.557.355.8156.6Non-Interest Expense 41.663.166.560.3PTPP -11.310.910.9Provision for Credit Losses 8.111.912.211.0Income Tax Expense 33.539.943.438.4Net Income First Quarter 2022Fourth Quarter 2022First Quarter 2023Key Performance Metrics 0.650.730.70Diluted EPS 26.8626.8327.54BVPS ($) 1.361.351.28ROAA (%) 52.847.648.4Efficiency Ratio (%) 15.816.815.8ROATCE (%) First Quarter 2022Fourth Quarter 2022First Quarter 2023Key Operating Performance Metrics1 0.660.740.79Operating Diluted EPS 18.5118.6419.43TBVPS ($) 1.381.361.44Operating ROAA (%) 52.147.145.6Operating Efficiency Ratio (%) 16.116.917.7Operating ROATCE (%) 1 Excludes loss on sale of debt securities, AFS, net and severance payments. Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures

5 Q1 Financial Metrics 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures PTPP Return on Average Assets1 $0.65 $0.54 $0.79 $0.73 $0.70 $0.66 $0.55 $0.80 $0.74 $0.79 1Q22 2Q22 3Q22 4Q22 1Q23 Diluted EPS Diluted Operating EPS Diluted Earnings Per Share1 52.8% 50.8% 44.7% 47.6% 48.4% 52.1% 50.5% 44.4% 47.1% 45.6% 1Q22 2Q22 3Q22 4Q22 1Q23 Reported Operating Efficiency Ratio1 $42.3 $47.0 $63.5 $63.7 $66.5 1.71% 1.76% 2.20% 2.15% 2.21% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 1Q22 2Q22 3Q22 4Q22 1Q23 PTPP Operating Earnings PTPP Operating ROAA $18.51 $18.20 $17.91 $18.64 $19.43 1Q22 2Q22 3Q22 4Q22 1Q23 TBVPS1

6 Healthy Liquidity & Funding Capacity 5 Core Deposits ($ in millions) 5 Non-Core Funding1 ($ in millions) re e sits 5 Cash and Borrowing Capacity ($ in millions) • Well positioned to weather current environment • Holding $791 million in Fed cash as of April 17th; normally hold approximately $300 million in Fed cash • No borrowings from Federal Reserve lending facilities in 2023 1 Includes CMMA, brokered deposits and FHLB borrowings $6,898 $7,046 $6,951 $6,826 $6,821 $6,915 $6,700 $6,750 $6,800 $6,850 $6,900 $6,950 $7,000 $7,050 $7,100 12/31/2022 3/8/2023 3/13/2023 3/28/2023 3/31/2023 4/17/2023 $3,364 $3,187 $3,914 $3,974 $3,870 $3,716 $2,500 $3,000 $3,500 $4,000 $4,500 12/31/2022 3/8/2023 3/13/2023 3/28/2023 3/31/2023 4/17/2023 $3,245 $3,775 $3, 42 $4,431 $4,191 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 12/31/2022 3/8/2023 3/13/2023 3/28/2023 3/31/2023 4/17/2023 $5.2B

7 ($ in billions) Deposit Detail 5 Deposit Composition $9.1 25% 42% 52% 63% 15% 27% 36% 46% Interest Bearing Deposits Total Deposits Cumulative change in deposit costs over cumulative change in average Fed Funds effective 5 Rate Hike Beta Trends Int. Bearing Rate Total Deposit Rate Average Fed Funds Effective 5 Rates and Average Fed Funds Effective 4.53% 3.06% 2.24% 0.76% 0.43% 0.28% Spot rate for total deposits as of March 31st was 2.58% $2.9 $2.3 $3.5 $9.0 $6.5 $7.4 $9.0 $0.4 $2.9 $2.2 $3.5 $0.4 $9.1 2020 2021 2022 1Q23 17-Apr Interest Bearing Noninterest bearing Correspondent Money Market Certificates & Time Deposits 31% 5% 25% 39% $1,345 $3,492 $2,766 $2,212 $882 $433 $2,897 $2,897 1Q22 1Q23 Interest Bearing Noninterest bearing Correspondent Money Market Certificates & Time Deposits $7.9 +15%

8 Veritex Average Account Balance: $132 Thousand1 Uninsured/Uncollateralized Deposits 5 FDIC Uninsured Percentage Total Deposits - $9.0 Billion (down 0.97% from 4Q22) 5 Average Client Balances 1 Excludes CMMA, public funds, reciprocal deposits and internal deposits. As of March 31, 2023. Veritex uninsured deposits as of April 17, 2023 $44 $182 $143 $213 Consumer NMD Deposits Consumer Term Deposits Commercial NMD Deposits Commercial Term Deposits 5 Coverage Ratio of Uninsured and Uncollateralized Deposits Total Deposits 9,134,877 Less: Insured and/or Collateralized Deposits 5,623,905 Total Deposits – Uninsured / Uncollateralized 3,510,972 Estimated Liquidity Available for Uninsured Deposits: Cash & Cash Equivalents 852,902 FHLB, Fed Discount Window and Fed BTFP Program Availability 4,149,503 Fed Funds Lines Availability 75,000 Unpledged Bonds 144,603 Estimated Liquidity Available for Uninsured Deposits 5,222,008 Coverage Ratio of Uninsured and Uncollateralized Deposits 149% As of April 17, 2023

9 Lending in Growing Texas Market Loan Growth ($B) CAGR 25% 27% 8% 32% 20% 10% 3% $6.0 $6.3 $6.6 $6.8 $7.1 $7.9 $8.5 $9.1 $9.3 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 NOOCRE OOCRE Commercial Construction 1-4 Fam Multi Fam Other (<1%) $ 1.3 $ 1.7 $ 1.7 $ 1.1 $ 0.3 $ 0.4 $ 0.4 $ 0.5 $ 0.4 $ 0.3 1Q22 2Q22 3Q22 4Q22 1Q23 Loan Production ($B) Loan Payoffs ($B) Loan Production and Loan Payoff Levels CRE ADC Construction LOC Current Unfunded (Non-Revolving) 1Q22 2Q22 3Q22 4Q22 1Q23 Quarterly Average Balances $1 .5 B ill io n $1 .8 B ill io n

10 1Q23 Loan Production % Production by Loan Type 43% 29% 10% 10% 5% 3% Commercial & Industrial Construction & Land NOOCRE 1-4 Family Residential OOCRE Multifamily Q1 Production Distribution

Net Interest Income

Reflects market conditions, including deposit competition, and change in funding mix


($ in millions)
$73.0
$84.5
$101.0
$106.1
$103.4
3.22%
3.42%
3.77%
3.87%
3.69%
1Q22
2Q22
3Q22
4Q22
1Q23
Net Interest Income ("NII")
NIM

Average Earnings Assets


Quarter ending earning assets $11.8
$9.2
$9.9
$10.6
$10.9
$11.4
23+%
1Q22
2Q22
3Q22
4Q22
1Q23
Average Earning Assets
($ in billions)

Net Interest Income Rollforward

($ in thousand)

	4Q22 v 1Q23
Beginning Net Interest Income	**$106,098**
Impact of loan rate changes	14,088
Impact of growth	2,009
Impact of deposit rate changes	(15,350)
Change due to day count	(2,298)
Impact of nonaccrual interest reversal	(711)
Change in earning asset mix and other	(385)
Impact of cash excess retained	(62)
Ending Net Interest Income	**$103,389**

Interest Rate Sensitivity[1]

Interest Rate Shock Scenario	1Q23 Percentage Change From Base	4Q22 Percentage Change From Base	EVE Shock Scenario	1Q23 Percentage Change From Base	4Q22 Percentage Change From Base
Up 200 bps	7.81%	8.87%	Up 200 bps	1.49%	3.36%
Up 100 bps	3.93%	4.47%	Up 100 bps	0.95%	1.77%
BASE CASE	0.00%	0.00%	BASE CASE	0.00%	0.00%
Down 100 bps	-4.42%	-4.71%	Down 100 bps	-1.53%	-2.55%
Down 200 bps	-9.26%	-10.01%	Down 200 bps	-3.69%	-6.48%

[1] Interest rate sensitivity is calculated using a static rate shock.

11

12 5 Quarter Trend, exc. MW and PPP Debt Investment Yields Variable and Hybrid Loans by Index Interest Rate Components of Loans and Investments 2.76% 2.93% 3.05% 3.36% 3.56% 1Q22 2Q22 3Q22 4Q22 1Q23 4.02% 4.16% 5.01% 5.98% 6.51% 0.17% 0.28% 0.76% 1.46% 2.24% 1Q22 2Q22 3Q22 4Q22 1Q23 Average Loan Yield Average Cost of Total Deposits 5 quarter investment yield trend Average loan yield 7.56% during 1Q23, up 23 bps from 4Q22; 79% Floating rate loans1 Production Rates 0. 13% 3. 62% 0. 93% 4. 36% 2. 27% 5. 69% 3. 24% 7. 33% 3. 96% 7. 56% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Deposit Rate Loan Rate Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Variable and Hybrid Loans by Rate Index Amount (in millions) % of Variable and Hybrid Loans 1-Month LIBOR 698.7$ 9.5% 12-Month LIBOR 241.5$ 3.3% 1-Month SOFR 4,460.0$ 60.8% Overnight SOFR 109.2$ 1.5% Prime Rate 1,608.3$ 21.9% Other 215.3$ 2.9% Total Variable and Hybrid Loans 7,333.0$ 100.0% 1 Floating rate loans percentage excludes MW.

13 Investment Portfolio Total Debt Investment Portfolio - $1.15 Billion 5 Debt Investments as % of Total Assets 90.9% 9.1% Other Assets Investment Portfolio Total Assets: $12.6 Billion AFS: $966.1 Million HTM: $184.8 Million Total Mark to Market: $88.6 Million1 ACL Credit Mark: $885 Thousand2 • Investment portfolio represents 9% of Total Assets • 84.3% of the portfolio is available for sale • Effective duration is 4.01 years • Portfolio yield is 3.56% • Current mark to market represents less than 8.5% of Tangible Common Equity 1 Total mark to market is comprised of $70.2 million in AFS securities already included in tangible common equity and $18.4 in HTM securities. 2 Solely made up of credit marks on our corporate bond portfolio.

14 Operating Noninterest Income/Expense ◊ Government guaranteed loan income increased $1.9 million primarily due to increases in the gain on sale of USDA loans through our wholly owned subsidiary, North Avenue Capital, LLC. ◊ Customer swap income decreased $2.1 million primarily due to decreased trades executed during 1Q23 compared to 4Q22. ◊ Equity method investment (loss) income decreased by $3.9 million. We have a 49% equity method investment in Thrive Mortgage, LLC, and the decrease is a direct result of their focus on managing expenses and capitalizing on profitable products during the current rate environment throughout the first part of 2023. 1Q23 / 4Q22 Noninterest Income Comparison $18,852 Note: Excludes noninterest income line items in a loss position ◊ Salaries and employee benefits decreased $1.8 million, or 5.4%, from 4Q22 primarily due to a decrease in lender incentive as a result of slowed loan growth. ◊ Data processing and software expenses increase by $523 thousand, or 12.4%, from 4Q22 primarily due to upgrades in technology systems as we continue to grow and implement more user-friendly platforms for our customers. 58% 56% 11% 12% 9% 9% 7% 8% 8% 8% 4% 4%3% 3% 4Q22 1Q23 Salary and Employee Benefits Other Occupancy and Equip. Data Processing Prof. Fees Amort. Of Intang. Marketing $56,729 $55,780 1Q23 / 4Q22 Noninterest Expense Comparison Efficiency ratio 48.4%; Operating efficiency ratio 45.6% 36% 24% 10% 55% 48% 1% 14% 17% 4Q22 1Q23 Service Charges & Fees on Deposit Accounts Loan Fees Govt. Guaranteed Loan Income Customer Swap Income Other Gain on MLHFS 26% 13% 40% 10% $14,326 11%

15 ($ in millions) Gain on Sale % Total Volume $565 $627 $604 $414 $426 1Q22 2Q22 3Q22 4Q22 1Q23 3.31% 3.41% 2.81% 1.89% 2.95% 1Q22 2Q22 3Q22 4Q22 1Q23 ($ in millions) (Investment completed on July 19, 2021) Government Guaranteed and Thrive Thrive Mortgage, LLC 5 Government Guaranteed SBA Pipeline Quarter over Quarter $56.8 $7.1 $26.2 1Q23 Highlights - Loan units are up 7.3% compared to 4Q22 - Continued reduction in expenses across the organization - Long dated locks, which are no longer being entered into, represented 50% of the 1Q23 loss reported $137.1 $13.6 4Q22 1Q23 USDA Pipeline Quarter over Quarter $291.9 $418.1 $185.3 $427.7 $284.4 $123.2 4Q22 1Q23 1Q23 Gain on Sale was $9.4 million $835.3 Million$895.3 Million $90.1Million $150.7 Million ($5,416)Equity Method 49% Interest Q4 Loss 2,443Improved Gain on Sale 1,439Impact of Lower G&A Expenses 14Other ($1,520)Equity Method 49% Interest Q1 Loss

16 Capital Capital Levels TBVPS 18.50% 14.50% 11.50% Total Capital Tier 1 Capital CET1 Capital 11.99% 9.56% 9.32% 11.42% 8.99% 8.74% $0.71 $0.17 $0.11 $0.04 $0.05 12/31/2022 Net Income AFS AOCI Hedge AOCI CDI Amort. SBC Expense Dividend RSU Vestings 3/31/2023 $18.64 $(0.20) $19.43 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. Includes impact of AFS and HTM securities. $(0.09) Total Capital Comparison $1 ,4 38 $1 ,3 96 $1 ,2 76 VHI Total Capital 1Q23 4Q22 1Q22 $1 ,4 24 $1 ,3 68 $1 ,2 45 Bank Total Capital 1Q23 4Q22 1Q22 Low exposure to unrealized securities losses due to small portfolio size and moderate effective duration Minimum with conservation buffer Minimum with conservation buffer Minimum with conservation buffer Veritex, including AOCI Veritex, including AOCI Veritex, including AOCI Veritex, as reported Veritex, as reported Veritex, as reported

17 Current Expected Credit Losses Total Loan Balances1 up 2.2% from December 31, 2022 and ACL to Total Loans1 up 8.4% from December 31, 2022 1.07% reflects current outlook on economy and recessionary risk 1Q23 ACL - 40% Baseline and 60% downside Moody’s forecast scenarios Allowance for Credit Losses % of Loans Off-Balance Sheet Total At March 31, 2022 $ 72,485 1.02% 9,758$ 82,243$ Net Charge-offs (909) - - (909) 2Q22 Provision 9,000 - - 9,000 At June 30, 2022 80,576 1.02% 9,758 90,334 Net Charge-offs (2,189) - - (2,189) 3Q22 Provision 6,650 - 850 7,500 At September 30, 2022 85,037 1.00% 10,608 95,645 Net Charge-offs (5,785) - - (5,785) 4Q22 Provision 11,800 - (523) 11,277 At December 31, 2022 91,052 1.01% 10,085 101,137 Net Charge-offs (858) - - (858) 1Q23 Provision 8,500 - 1,497 9,997 At March 31, 2023 $ 98,694 1.07% $ 11,582 110,276$ 1 Total loans exclude MW loans.

18 1 Past due loans exclude purchased credit deteriorated loans that are accounted for on a pooled basis and non-accrual loans. 2 Total loans excludes Loans Held for Sale, MW and PPP loans. 1Q22 2Q22 3Q22 4Q22 1Q23 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due 1Q22 2Q22 3Q22 4Q22 1Q23 Orig. $- $298 $62 $- $844 Acq. $4,769 $611 $2,127 $5,785 $14 4 bps ($ in thousands) (% to average loans outstanding and annualized for quarters) $15,287$21,468$5,352$7,373$16,921Totals: Asset Quality Past Due Trend1 % of Total Loans2 Net Charge-offs 28 bps 12 bps 28 bps 4 bps ($ in millions) ($ in millions) $48.0 $45.0 $30.6 $43.6 $44.5 0.46% 0.40% 0.26% 0.36% 0.35% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1Q22 2Q22 3Q22 4Q22 1Q23 NPAs NPAs/Total Assets NPAs / Total Assets NPAs include $12.8 million of PCD loans at 1Q23 $340.9 $330.1 $312.0 $473.0 $432.0 1Q22 2Q22 3Q22 4Q22 1Q23 $100 $200 $300 $400 $500 Criticized Loans ($ in millions, excludes PCD loans) Quarterly Criticized Loans 90% of NCO’s during the presented periods have been acquired credits -9%

19 CRE In-depth Snapshot 1 Facts disclosed are based on a deep dive analysis of loans greater than $1 million per each deep dive CRE portfolio. 2 Percentage of construction for Office is tenant finished projects with leasing underway. CRE Segment Total Commitment Total Outstanding Average Loan Size1 # of Loans1 Average LTV1 % of Total Loans, exc. MW1 Industrial $1.7 B $1.1 B $6.8 MM 162 55% 11.9% Multifamily $1.7 B $1.0 B $14.4 MM 118 54% 10.1% Retail $894.6 MM $778.0 MM $4.9 MM 146 58% 8.0% Office $736.3 MM $645.3 MM $8.4 MM 67 56% 6.6% Hospitality $447.1 MM $405.4 MM $3.9 MM 105 57% 4.4% Totals $5.6 B $4.0 B $6.9 MM 598 Additional Information: CRE Segment Class1 Geographical Location1 Average DSCR1 % Construction1 Classifieds NPAs Industrial 88% A 8% B 4% C 38% DFW 21% Houston 14% Secondary TX 27% OOS 1.99x 48% $3.3 MM - Multifamily 78% A 11% B 11% C 24% DFW 43% Houston 20% Secondary TX 13% OOS 1.49x 65% $15.7 MM - Retail 57%A 35% B 8% C 24% DFW 33% Houston 18% Secondary TX 25% OOS 1.65x 15% $12.2 MM - Office 62% A 33% B 5% C 57% DFW 27% Houston 8% Secondary TX 8% OOS 1.67x 12%2 $68.7 MM $13.6 MM Hospitality 32% Upscale 31% Luxury 28% Midscale 9% Economy 38% DFW 6% Houston 25% Secondary TX 31% OOS 1.65x 4% $30.1 MM -

4/25/2023 204/25/2023 20 TRUTH | INTEGRITY | TRANSPARENCY Supplemental Information

21 Reconciliation of Non-GAAP Financial Measures

22 Reconciliation of Non-GAAP Financial Measures

23 Reconciliation of Non-GAAP Financial Measures

24 Reconciliation of Non-GAAP Financial Measures

25 Reconciliation of Non-GAAP Financial Measures

4/25/2023 264/25/2023 26 TRUTH | INTEGRITY | TRANSPARENCY First Quarter Exhibit 99.2